UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Ticker symbol
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	New York Stock Exchange	LXP

6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	New York Stock Exchange	LXPPRC

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 21, 2019, Lexington Realty Trust, which we refer to as the Trust, held its 2019 Annual Meeting of Shareholders, which we refer to as the Annual Meeting. As of March 12, 2019, the record date for holders of the Trust's shares of beneficial interest, par value $0.0001 per share, classified as common stock, which we refer to as Common Shares, entitled to vote at the Annual Meeting, there were 235,282,784 Common Shares outstanding. Of the Common Shares entitled to vote at the Annual Meeting, 213,677,219 Common Shares, or approximately 91% of the Common Shares entitled to vote, were present or represented by proxy at the Annual Meeting. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the voting results with respect to each matter:

Proposal No. 1. Election of six trustees to serve until the Trust's 2020 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify. The six trustees elected, and the number of votes cast with respect to each of them, were as follows:

Nominee for Trustee	For	Withhold	Broker Non-Votes
T. Wilson Eglin	182,135,804	7,713,114	23,828,301
Richard S. Frary	186,663,626	3,185,293	23,828,301
Lawrence L. Gray	188,050,215	1,798,703	23,828,301
Jamie Handwerker	187,805,010	2,043,908	23,828,301
Claire A. Koeneman	186,930,908	2,918,011	23,828,301
Howard Roth	187,794,778	2,054,140	23,828,301

Proposal No. 2. To vote upon an advisory, non-binding resolution to approve the compensation of the named executive officers of the Trust, as disclosed in the related proxy statement. The number of votes cast with respect to Proposal No. 2 were as follows:

For	Against	Abstain	Broker Non-Votes
183,875,747	5,231,167	742,004	23,828,301

Proposal No. 3. To ratify the appointment of Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2019. The number of votes cast with respect to Proposal No. 3 were as follows:

For	Against	Abstain
212,152,634	1,005,317	519,268

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 22, 2019	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary